                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                       (INCLUDING THE ASSOCIATED RIGHTS)
                                       OF

                              GRUMMAN CORPORATION
                       PURSUANT TO THE OFFER TO PURCHASE
                              DATED MARCH 8, 1994
                                       OF

                             MMC ACQUISITION CORP.,
                          A WHOLLY OWNED SUBSIDIARY OF

                          MARTIN MARIETTA CORPORATION

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MONDAY, APRIL 4, 1994, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

                                                         By Facsimile
                 By Mail:                               Transmission:                     By Hand or Overnight Courier:
              P.O. Box 2564                             (201) 222-4720                      14 Wall Street, 8th Floor
                Suite 4660                                    or                                    Suite 4660
   Jersey City, New Jersey 07303 - 2564                 (201) 222-4721                       New York, New York 10005
                                                      Confirm Fax Only:
                                                        (201) 222-4707

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company, Midwest Securities Trust Company or Philadelphia Depository Trust Company (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

    Shareholders who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution_____________________________________________

    Account No. ______________________________________________________________

        / / The Depository Trust Company

        / / Midwest Securities Trust Company

        / / Philadelphia Depository Trust Company

    Transaction Code No. _____________________________________________________

/ / CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Shareholder(s) _____________________________________

    Date of Execution of Notice of Guaranteed Delivery _______________________

    Name of Institution which Guaranteed Delivery ____________________________

    IF DELIVERY IS BY BOOK-ENTRY TRANSFER, PLEASE PROVIDE THE FOLLOWING:

    Name of Tendering Institution ____________________________________________

    Account No. ______________________________________________________________

        / / The Depository Trust Company

        / / Midwest Securities Trust Company

        / / Philadelphia Depository Trust Company

    Transaction Code No. _____________________________________________________

- ----------------------------------------------------------------------------------------------------------
                                      DESCRIPTION OF SHARES TENDERED
- ----------------------------------------------------------------------------------------------------------
                 NAME(S) AND ADDRESS(ES)
                 OF REGISTERED HOLDER(S)                              CERTIFICATE(S) TENDERED
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON
                   SHARE CERTIFICATE(S))                   (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
- ----------------------------------------------------------------------------------------------------------
                                                                            TOTAL NUMBER
                                                                             OF SHARES       NUMBER OF
                                                            CERTIFICATE     REPRESENTED        SHARES
                                                                                 BY
                                                             NUMBER(S)*   CERTIFICATE(S)*    TENDERED**
                                                          ------------------------------------------------
                                                          ------------------------------------------------
                                                          ------------------------------------------------
                                                          ------------------------------------------------
                                                          ------------------------------------------------
                                                            TOTAL NUMBER
                                                             OF SHARES
- ----------------------------------------------------------------------------------------------------------

    * Need not be completed by shareholders delivering Shares by book-entry transfer.
   ** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.
- --------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to MMC Acquisition Corp., a New York corporation (the "Purchaser") and a wholly owned subsidiary of Martin Marietta Corporation, the above-described shares of common stock, par value $1.00 per share (including the associated Rights (as defined in the Offer to Purchase)) (collectively, the "Shares"), of Grumman Corporation, a New York corporation (the "Company"), pursuant to the Purchaser's offer to purchase all outstanding Shares at a price of $55.00 per Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 8, 1994, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). The Purchaser reserves the right to transfer or assign in whole or from time to time in part, to one or more of its affiliates the right to purchase Shares tendered pursuant to the Offer.

     Subject to, and effective upon, acceptance for payment for the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns, and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after March 8, 1994) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares (and all such other Shares or securities), or transfer ownership of such Shares (and all such other Shares or securities) on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidence of transfer and authenticity, to or upon the order of the Purchaser, (b) present such Shares (and all such other Shares or securities) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such other Shares or securities), all in accordance with the terms of the Offer.

     The undersigned hereby irrevocably appoints Marcus C. Bennett and Frank H. Menaker, Jr., and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of any vote or other action (and any and all other Shares or other securities issued or issuable in respect thereof on or after

March 8, 1994), at any meeting of shareholders of the Company (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and coupled with an interest in the tendered Shares and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares or securities, and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after March 8, 1994) and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and all such other Shares or securities).

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that a tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase will constitute the tendering shareholder's acceptance of the terms and conditions of the Offer, as well as the tendering shareholder's representation and warranty that such shareholder has the full power and authority to tender and assign the Shares tendered, as specified in this Letter of Transmittal. The Purchaser's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the tendering shareholder and the Purchaser upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated under "Special Payment Instructions", please issue the check for the purchase price of any Shares purchased, and return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price of any Shares purchased and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Purchaser has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

                          SPECIAL PAYMENT INSTRUCTIONS
                         (SEE INSTRUCTIONS 5, 6 AND 7)

     To be completed ONLY if check for the purchase price of Shares purchased or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if Shares tendered by book-entry transfer that are not purchased are to be returned by credit to an account at one of the Book-Entry Transfer Facilities other than that designated above.

Issue / /check
      / /certificate(s) to:
Name     ______________________________________________________________________
                                 (Please Print)
Address  ______________________________________________________________________

         ______________________________________________________________________
                                                                      (Zip Code)
         ______________________________________________________________________
                        (Taxpayer Identification Number)

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 7)

     To be completed ONLY if the check for the purchase price of Shares purchased or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered".

Mail / /check
     / /certificate(s) to:

Name     ______________________________________________________________________
                                 (Please Print)

Address  ______________________________________________________________________

         ______________________________________________________________________
                                                                      (Zip Code)

/ /Credit unpurchased Shares tendered by book-entry transfer to the account set forth below:

   Name of Account Party ______________________________________________________

   Account No.  _____________________________________________________________at
   / /The Depository Trust Company
   / /Midwest Securities Trust Company
   / /Philadelphia Depository Trust Company

                                   IMPORTANT

                            SHAREHOLDERS: SIGN HERE
                (Please complete Substitute Form W-9 on Reverse)

..........................................................................

..........................................................................
                           SIGNATURE(S) OF HOLDER(S)

DATED: ........................................, 199

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON SHARE CERTIFICATES OR ON A SECURITY POSITION LISTING OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATES AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE PROVIDE THE FOLLOWING INFORMATION AND SEE INSTRUCTION 5.)

NAME(S):........................................................................

      ..........................................................................
                                 (PLEASE PRINT)

CAPACITY (FULL TITLE):
ADDRESS:........................................................................

      ..........................................................................
                               (INCLUDE ZIP CODE)

AREA CODE AND TELEPHONE NO.:
TAXPAYER IDENTIFICATION OR
  SOCIAL SECURITY NO.:..........................................................
                   (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)
                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)

Authorized Signature:...........................................................

Name:...........................................................................
                             (PLEASE TYPE OR PRINT)

Title:..........................................................................

Name of Firm:...................................................................

Address:........................................................................

..........................................................................
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.:....................................................

Dated: ........................................, 199

                    PAYER'S NAME:

- --------------------------------------------------------------------------------

                        PART I -- Taxpayer Identification Number -- For All
                        Accounts Enter your taxpayer identification number in the    Social Security
      SUBSTITUTE        appropriate box. For most individuals and sole                    Number
                        proprietors, this is your Social Security Number. For
       FORM W-9         other entities, it is your Employer Identification Number.    OR_____________
                        If you do not have a number, see "How to Obtain a TIN" in
                        the enclosed Guidelines.
   DEPARTMENT OF THE    Note: if the account is in more than one name, see the           Employer
       TREASURY         chart on page 2 of the enclosed Guidelines to determine       Identification
   INTERNAL REVENUE     what number to enter.                                             Number
        SERVICE        -----------------------------------------------------------
                        PART II -- For Payees Exempt From Backup Withholding (see
                        enclosed Guidelines and complete as instructed therein).
                                                                                     [ ] Awaiting TIN
- ---------------------------------------------------------------------------------------------------------
                        CERTIFICATION. -- Under penalties of perjury, I certify that:
                        (1) The number shown on this form is my correct taxpayer identification number, or I am waiting for a number to be issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration
                            Office or (b) I intend to mail or deliver an application in the near future.
                            I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be
 PAYER'S REQUEST FOR        withheld until I provide a number;
       TAXPAYER
    IDENTIFICATION      (2) I am not subject to backup withholding either because (a) I am exempt from
        NUMBER              backup withholding, or (b) I have not been notified by the Internal Revenue
                            Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

                        (3) Any other information provided on this form is true, correct and complete.

                        CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
                        ---------------------------------------------------------------------------------
                        SIGNATURE __________________________________________________ DATE________, 199_
- ---------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the instruction entitled "Special Payment Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof), unless an Agent's Message is utilized, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date. Shareholders who cannot deliver their Shares and all other required documents to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the Depositary by the Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof), unless an Agent's Message is utilized, and any other documents required by this Letter of Transmittal, must be received by the Depositary within five New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     THE METHOD OF DELIVERY OF SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING THROUGH BOOK-ENTRY TRANSFER FACILITIES, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or facsimile thereof), the tendering shareholder waives any right to receive any notice of the acceptance for payment of Shares.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

     4. Partial Tenders (not applicable to shareholders who tender by book-entry transfers). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly a practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

     6. Stock Transfer Taxes. The Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to the Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

     7. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at any of the Book-Entry Transfer Facilities as such shareholder may designate under "Special Payment Instructions". If no such instructions are given, any such Share not purchased will be returned by crediting the account at the Book-Entry Transfer Facilities designated above.

     8. Substitute Form W-9. Under the federal income tax laws, the Depositary will be required to withhold 31% of the amount of any payments made to certain shareholders pursuant to the Offer. In order to avoid such backup withholding, each tendering shareholder, and, if applicable, each other payee, must provide the Depositary with such shareholder's or payee's correct taxpayer identification number and certify that such shareholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above or by filing a properly completed Form W-9. In general, if a shareholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the shareholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain shareholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such shareholder or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer's identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Failure to complete the Substitute Form W-9 (or to file a Form W-9) will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

     NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     9. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent or Dealer Manager at their respective addresses or telephone numbers set forth below.

- --------------------------------------------------------------------------------
                         (DO NOT WRITE IN SPACES BELOW)
- --------------------------------------------------------------------------------
 Date Received__________    Accepted By _____________    Checked By_____________

- --------------------------------------------------------------------------------
   SHARES       SHARES       SHARES        CHECK       AMOUNT       SHARES     CERTIFICATE     BLOCK
 SURRENDERED   TENDERED     ACCEPTED        NO.       OF CHECK     RETURNED        NO.          NO.
- --------------------------------------------------------------------------------------------------------
                                                    Or
                                                    Net
- --------------------------------------------------------------------------------------------------------
Delivery Prepared By _______________   Checked By ______________   Date ______________________
- --------------------------------------------------------------------------------------------------------

                           The Information Agent is:

          [LOGO]               MORROW & CO., INC.

                                909 THIRD AVENUE
                            NEW YORK, NEW YORK 10022
                            (212) 754-8000 (COLLECT)
                                       OR
                         CALL TOLL FREE (800) 662-5200

                      The Dealer Manager for the Offer is:

                            BEAR, STEARNS & CO. INC.

                                245 Park Avenue
                            New York, New York 10167
                                 (212) 272-7921
                                 (Call Collect)